Financial Income and expenses	12 Months Ended
Dec. 31, 2017
Financial income and expenses [Abstract]
Financial Income and expenses
Note 21.- Financial Income and expenses

The following table sets forth financial income and expenses for the years ended December 31, 2017, 2016 and 2015:

	For the year ended December 31,
Financial income	2017	2016	2015
Interest income from loans and credits	325	286	933
Interest rates benefits derivatives: cash flow hedges	682	3,012	2,531
Total	1,007	3,298	3,464

	For the year ended December 31,
Financial expenses	2017	2016	2015
Expenses due to interest:
- Loans from credit entities	(253,660)	(242,919)	(197,929)
- Other debts	(137,562)	(90,995)	(81,853)
Interest rates losses derivatives: cash flow hedges	(72,495)	(74,093)	(54,139)
Total	(463,717)	(408,007)	(333,921)

Interests from other debts are primarily interest on the notes issued by ATS, ATN, ATN2, Atlantica Yield and Solaben Luxembourg and interest related to the investment from Liberty. Increase in 2017 is primarily due to the higher increase in the amortized cost of the Liberty debt by $50 million compared to the year 2016 (see Note 16). Losses from interest rate derivatives designated as cash flow hedges correspond primarily to transfers from equity to financial expense when the hedged item is impacting the consolidated income statement.

Other net financial income and expenses

The following table sets out Other net financial income and expenses for the years 2017, 2016 and 2015:

	For the year ended December 31,
Other financial income / (expenses)	2017	2016	2015
Dividend from ACBH (Brazil)	10,383	27,948	18,400
Impairment preferred equity investment in ACBH (see Note 8)	-	(22,076)	(210,435)
Other financial income	28,809	13,027	1,520
Other financial losses	(20,758)	(10,394)	(9,638)
Total	18,434	8,505	(200,153)

According to the agreement reached with Abengoa in the third quarter of 2016, Abengoa acknowledged that Atlantica Yield is the legal owner of the dividends declared on February 24, 2017 and retained from Abengoa amounting to $10.4 million. As a result, the Company recorded $10.4 million as Other financial income in accordance with the accounting treatment previously given to the ACBH dividend.

Other financial losses for the year ended December 31, 2017 consist primarily of a loss resulting from the derecognition of the fair value assigned to ACBH preferred equity investment and recognition of the Abengoa Debt and Equity Instruments for $5.8 million (see Note 8). Residual items presented as Other financial losses are guarantees and letters of credit, wire transfers, other bank fees and other minor financial expenses.

Other financial income consists primarily of $16.2 million income as a result of the termination of the currency swap agreement with Abengoa (see Note 9) and the profit resulting from the sale of the majority of the Abengoa Debt and Equity instruments for $6.5 million (see Note 8).